Exhibit 99.1

The following is the impact of the above unaudited changes retrospectively applied to the 2012, 2013 and 2014 segmental commissions and fees, total revenue, operating income (loss), organic commission and fee growth and operating margin disclosures:

As reported	2012	2013					2014
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
	(millions, except percentages)
Commissions and fees
Willis Global	$1,303	$427	$350	$289	$292	$1,358	$442	$368	$290	$286	$1,386
Willis North America	1,281	355	327	322	345	1,349	369	340	328	328	1,365
Willis International	874	264	208	180	274	926	279	222	190	325	1,016
Total commissions and fees	$3,458	$1,046	$885	$791	$911	$3,633	$1,090	$930	$808	$939	$3,767

Total revenues
Willis Global	$1,310	$428	$352	$291	$293	$1,364	$446	$371	$293	$300	$1,410
Willis North America	1,288	357	329	322	350	1,358	370	341	328	331	1,370
Willis International	882	266	209	182	276	933	281	223	191	327	1,022
Total revenues	$3,480	$1,051	$890	$795	$919	$3,655	$1,097	$935	$812	$958	$3,802

Operating income (loss)
Willis Global	$400	$187	$108	$47	$34	$376	$181	$108	$28	$35	$352
Willis North America	252	82	55	46	66	249	96	64	49	64	273
Willis International	167	78	26	(7)	81	178	84	23	(7)	97	197
Corporate & other	(1,044)	(66)	(22)	(16)	(36)	(140)	(35)	(47)	(36)	(57)	(175)
Total operating (loss) income	$(225)	$281	$167	$70	$145	$663	$326	$148	$34	$139	$647

Organic commission and fee growth
Willis Global	4.7%					4.3%	2.0%	3.4%	(0.4)%	(0.3)%	1.4%
Willis North America	(0.4)%					4.8%	4.7%	4.8%	3.4%	(2.1)%	2.8%
Willis International	6.3%					5.8%	7.2%	5.6%	6.3%	15.9%	9.0%
Total organic commission and fee growth	3.1%					4.9%	4.2%	4.5%	2.5%	3.6%	3.8%

Operating margin
Willis Global	30.5%	43.7%	30.7%	16.2%	11.6%	27.6%	40.6%	29.1%	9.6%	11.7%	25.0%
Willis North America	19.6%	23.0%	16.7%	14.3%	18.9%	18.3%	25.9%	18.8%	14.9%	19.3%	19.9%
Willis International	18.9%	29.3%	12.4%	(3.8)%	29.3%	19.1%	29.9%	10.3%	(3.7)%	29.7%	19.3%
Total operating margin	(6.5)%	26.7%	18.8%	8.8%	15.8%	18.1%	29.7%	15.8%	4.2%	14.5%	17.0%

Exhibit 99.1

Reclassifications	2012	2013					2014
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
	(millions, except percentages)
Commissions and fees
Willis GB (formerly Willis Global)	$(674)	$(271)	$(181)	$(135)	$(106)	$(693)	$(292)	$(181)	$(142)	$(109)	$(724)
Willis Capital, Wholesale and Reinsurance	691	283	187	139	107	716	303	192	144	110	749
Willis North America	(37)	(16)	(11)	(9)	(9)	(45)	(15)	(17)	(7)	(8)	(47)
Willis International	20	4	5	5	8	22	4	6	5	7	22
Total commissions and fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total revenues
Willis GB (formerly Willis Global)	$(681)	$(272)	$(182)	$(137)	$(107)	$(698)	$(293)	$(181)	$(144)	$(123)	$(741)
Willis Capital, Wholesale and Reinsurance	698	284	188	140	109	721	304	193	145	124	766
Willis North America	(37)	(16)	(11)	(8)	(10)	(45)	(15)	(18)	(6)	(8)	(47)
Willis International	20	4	5	5	8	22	4	6	5	7	22
Total revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Operating income (loss)
Willis GB (formerly Willis Global)	$(197)	$(150)	$(58)	$(14)	$26	$(196)	$(159)	$(51)	$(7)	$13	$(204)
Willis Capital, Wholesale and Reinsurance	221	162	65	16	(22)	221	168	63	9	(16)	224
Willis North America	(31)	(15)	(10)	(8)	(11)	(44)	(13)	(17)	(4)	(7)	(41)
Willis International	1	—	1	—	2	3	—	—	(3)	1	(2)
Corporate & other	6	3	2	6	5	16	4	5	5	9	23
Total operating income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Organic commission and fee growth
Willis GB (formerly Willis Global)	(2.1)%					(1.3)%	(8.3)%	3.5%	(4.7)%	(1.9)%	(2.9)%
Willis Capital, Wholesale and Reinsurance	4.7%					6.5%	6.3%	2.7%	3.6%	2.8%	4.3%
Willis North America	0.8%					(0.1)%	0.7%	(1.6)%	0.8%	0.3%	(0.1)%
Willis International	0.1%					(0.4)%	—%	0.5%	(0.7)%	(0.9)%	(0.2)%
Total organic commission and fee growth	—%					—%	—%	—%	—%	—%	—%

Operating margin
Willis GB (formerly Willis Global)	1.8%	(20.0)%	(1.3)%	5.2%	20.7%	(0.6)%	(26.2)%	0.9%	4.5%	15.4%	(2.9)%
Willis Capital, Wholesale and Reinsurance	31.7%	57.0%	34.6%	11.4%	(20.2)%	30.7%	55.3%	32.6%	6.2%	(12.9)%	29.2%
Willis North America	(1.9)%	(3.4)%	(2.5)%	(2.2)%	(2.7)%	(2.7)%	(2.5)%	(4.2)%	(0.9)%	(1.7)%	(2.4)%
Willis International	(0.3)%	(0.4)%	0.2%	0.1%	(0.1)%	(0.1)%	(0.4)%	(0.3)%	(1.4)%	(0.4)%	(0.6)%
Total operating margin	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%

Exhibit 99.1

As reclassified	2012	2013					2014
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
	(millions, except percentages)
Commissions and fees
Willis GB	$629	$156	$169	$154	$186	$665	$150	$187	$148	$177	$662
Willis Capital, Wholesale and Reinsurance	691	283	187	139	107	716	303	192	144	110	749
Willis North America	1,244	339	316	313	336	1,304	354	323	321	320	1,318
Willis International	894	268	213	185	282	948	283	228	195	332	1,038
Total commissions and fees	$3,458	$1,046	$885	$791	$911	$3,633	$1,090	$930	$808	$939	$3,767

Total revenues
Willis GB	$629	$156	$170	$154	$186	$666	$153	$190	$149	$177	$669
Willis Capital, Wholesale and Reinsurance	698	284	188	140	109	721	304	193	145	124	766
Willis North America	1,251	341	318	314	340	1,313	355	323	322	323	1,323
Willis International	902	270	214	187	284	955	285	229	196	334	1,044
Total revenues	$3,480	$1,051	$890	$795	$919	$3,655	$1,097	$935	$812	$958	$3,802

Operating income (loss)
Willis GB	$203	$37	$50	$33	$60	$180	$22	$57	$21	$48	$148
Willis Capital, Wholesale and Reinsurance	221	162	65	16	(22)	221	168	63	9	(16)	224
Willis North America	221	67	45	38	55	205	83	47	45	57	232
Willis International	168	78	27	(7)	83	181	84	23	(10)	98	195
Corporate & other	(1,038)	(63)	(20)	(10)	(31)	(124)	(31)	(42)	(31)	(48)	(152)
Total operating (loss) income	$(225)	$281	$167	$70	$145	$663	$326	$148	$34	$139	$647

Organic commission and fee growth
Willis GB	2.6%					3.0%	(6.3)%	6.9%	(5.1)%	(2.2)%	(1.5)%
Willis Capital, Wholesale and Reinsurance	4.7%					6.5%	6.3%	2.7%	3.6%	2.8%	4.3%
Willis North America	0.4%					4.7%	5.4%	3.2%	4.2%	(1.8)%	2.7%
Willis International	6.4%					5.4%	7.2%	6.1%	5.6%	15.0%	8.8%
Total organic commission and fee growth	3.1%					4.9%	4.2%	4.5%	2.5%	3.6%	3.8%

Operating margin
Willis GB	32.3%	23.7%	29.4%	21.4%	32.3%	27.0%	14.4%	30.0%	14.1%	27.1%	22.1%
Willis Capital, Wholesale and Reinsurance	31.7%	57.0%	34.6%	11.4%	(20.2)%	30.7%	55.3%	32.6%	6.2%	(12.9)%	29.2%
Willis North America	17.7%	19.6%	14.2%	12.1%	16.2%	15.6%	23.4%	14.6%	14.0%	17.6%	17.5%
Willis International	18.6%	28.9%	12.6%	(3.7)%	29.2%	19.0%	29.5%	10.0%	(5.1)%	29.3%	18.7%
Total operating margin	(6.5)%	26.7%	18.8%	8.8%	15.8%	18.1%	29.7%	15.8%	4.2%	14.5%	17.0%